                                                                    EXHIBIT 10.4


                            ALLEGIANCE TELECOM, INC.

                      1997 NONQUALIFIED STOCK OPTION PLAN


                                   ARTICLE I

                                Purpose of Plan

                 The 1997 Stock Option Plan (the "Plan") of Allegiance Telecom, Inc. (the "Company"), for directors, consultants, and executive and other key employees (each a "Service Provider") of the Company and its subsidiaries, is intended to advance the best interests of the Company and its stockholders by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company. The availability and offering of stock options under the Plan also increases the Company's ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

                                   ARTICLE II

                                  Definitions

                 For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

                 "Board" shall mean the Board of Directors of the Company.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                 "Committee" shall mean the Executive Committee of the Board; provided that the Board may in its discretion, at any time and from time to time, resolve to administer the Plan or to delegate the administration of the Plan to another committee of the Board as contemplated by Section 3.1, in which case the term "Committee" shall mean the Board or such other committee, as the case may be, for all purposes herein.

                 "Common Stock" shall mean the Company's Common Stock, par value $.01 per share.

                 "Company" shall mean Allegiance Telecom, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any "subsidiary corporation" of Allegiance Telecom, Inc., as such term is defined in Section 424(f) of the Code.

                 "Fair Market Value" of the Common Stock shall be the average, over a period of 21 days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive business days prior to such day, of the average of the closing prices of the sales of such Common Stock on all securities exchanges on which such Common Stock may at that time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee.

                 "Option" means a stock option granted pursuant to the Plan.

                 "Participant" shall mean any Service Provider who has been selected to participate in the Plan by the Committee.

                 "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.


                                  ARTICLE III

                           Administration of the Plan

                 3.1 Administrator. The Plan shall be administered by the Committee. The Committee may, to the extent permissible by law, delegate any or all of its authority and responsibilities hereunder to a "compensation committee" or other committee appointed by the Board, or to such other persons as the Committee or the Board shall deem appropriate. The Committee or the Board may revoke any such delegation at any time in its sole discretion.

                 3.2 Powers of the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority in its discretion: (i) to select Participants, (ii) to grant Options to Participants in such forms and amounts, and with such terms, as it shall determine, (iii) to impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) to interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) to correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons.

                 3.3 Administrative Expenses; Indemnification. All expenses associated with the Committee's administration of the Plan shall be borne by the Company. The members of the Committee shall be indemnified to the fullest extent of the law in accordance with the provisions set forth in the Company's charter and by-laws for all costs and expenses incurred by them in connection with any action, suit or proceeding to which they or any of them may become party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder.


                                   ARTICLE IV

                           Stock Subject to the Plan

                 4.1 Limitation on Aggregate Shares. Subject to paragraph 4.2, the number of shares of Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 5,000 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of paragraph 7.1 below.

                 4.2 Reversion of Unused Shares to the Plan. In the event any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Common Stock thereunder, the shares of Common Stock which were subject to such Options shall be returned to the Plan and shall again be available for future distribution hereunder. Shares of Common Stock actually issued under the Plan upon exercise of any Options shall not be returned to the Plan and shall not become available for future distribution hereunder; provided that if shares of Common Stock issued upon exercise of Options are repurchased by the Company at the original exercise price paid for such shares, such shares shall revert to the Plan and shall be available for future issuance hereunder.

                 4.3 Source of Shares for Plan. The 5,000 shares of Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.


                                   ARTICLE V

                                Award of Options

                 5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

                 5.2 Nature of Options. Options granted under this Plan shall be nonqualified stock options and are not intended to be "incentive stock options" within the meaning of Section 422 of the Code or any successor provision.

                 5.3 Exercise Price. The per-share exercise price for shares of Common Stock to be issued upon exercise of an Option shall be such price as is determined by the Committee.

                 5.4 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement"), which shall be signed by the Participant and by the chief executive officer of the Company (or another officer of the Company authorized for such purpose by the Committee or the Board) for and in the name and on behalf of the Company, and any shares of Common Stock issued or issuable upon exercise of such Option shall be subject to the terms and conditions set forth in the Plan and to such terms and conditions as are prescribed in the Option Agreement (which in the Committee's discretion may include, but are not limited to, (i) the right of the Company and such other Persons as the Board shall designate ("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Common Stock issued or issuable to such Participant upon the exercise of an Option in the event such Participant ceases to be a Service Provider,
(ii) restrictions on the Participant's ability to transfer such shares, (iii) provisions that in the event of a sale of the Company such Participant, and its transferees, shall vote in favor of such sale and shall (if such sale is structured as a sale of stock) be required to sell its shares in connection with such sale of the Company, (iv) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company, and (v) any other terms and conditions which the Committee shall deem necessary and desirable).

                 5.5 Term of Options. The Committee shall determine the term of each Option, and such term shall be stated in the Option Agreement; provided that such term shall in no event exceed ten years from the date of grant.


                                   ARTICLE VI

                              Exercise of Options

                 6.1      Conditions and Limitations on Exercisability.
Options granted hereunder shall be exercisable according to the terms hereof at such time or times at or subsequent to grant as shall be determined by the Committee in its discretion and set forth in the Option Agreement. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of time, upon the fulfillment of certain requirements, upon the achievement by the Company of certain performance goals, or subject to such other limitations or conditions, in each case as shall be determined by the Committee in its discretion at the time of grant and set forth in the Option Agreement.

                 6.2      Expiration of Options.

                          (a)     Normal Expiration.  In no event shall any
portion of any Option be exercisable after the date of expiration of the term thereof, as determined by the Committee pursuant to paragraph 5.5 above (the "Expiration Date").

                          (b)     Early Expiration upon Termination of Service
Provider Relationship. Except as otherwise provided by the Committee in the Option Agreement, any portion of any of a Participant's Options that are not vested and exercisable on the date such Participant ceases to be a Service Provider (the "Termination Date") shall expire and be forfeited as of such date, and any portion of any of a Participant's Options that are vested and exercisable on the Termination Date shall expire and be forfeited 60 days after the Termination Date, but in no event after the Expiration Date.

                                  ARTICLE VII

                               General Provisions

                 7.1 Adjustments. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or other change in the shares of Common Stock, the Committee may in its discretion make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the option exercise prices specified therein as it determines to be appropriate and equitable (and such adjustment shall in no event be considered an amendment or modification of the Plan or any Options hereunder). The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options or authorized under the Plan.

                 7.2 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Board's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days written notice to the holders thereof.

                 7.3 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

                            (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

                           (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Board in such Participant's Option Agreement.

                 7.4 Retention of Company's Rights. The Company's adoption of this Plan and its issuance of Options to the Participants hereunder shall not interfere with or limit in any way the right of the Company to terminate any Participant's employment or other Service Provider relationship at any time and for any reason, nor confer upon any Participant any right to continue in the employ of, or other Service Provider relationship with, the Company for any period of time or to continue his present (or any other) rate of compensation. No Service Provider shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

                 7.5 Amendment, Suspension and Termination of Plan. The Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of any Participant under outstanding Options without the consent of a majority (based on the number of Option Shares (as defined in the Option Agreements) held) of the Participants affected thereby.

                 7.6 Amendment, Modification and Cancellation of Outstanding Options. The Board may amend or modify any Option in any manner to the extent that the Board would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of a majority (based on the number of Option Shares (as defined in the Option Agreements) held) of the Participants whose Options are so amended. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.


                             *      *      *      *